                                                                    Exhibit 23.1


                       CONSENT OF DELOITTE & TOUCHE LLP


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62765) of Global Imaging Systems, Inc. of our report dated August 28, 1998 (relating to the Financial Statements of Capitol Office Solutions, Inc.) included in this Current Report on Form 8-K/A.



/s/ Deloitte & Touche LLP

February 8, 1998

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